UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 12, 2025
Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	EPRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”), held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2025. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of seven director nominees to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify, (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (iii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

As of March 21, 2025, the record date for the Annual Meeting, there were 187,780,310 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, of which 83.2% were voted at the Annual Meeting. At the Annual Meeting, all of the seven director nominees were elected, the compensation of the Company’s named executive officers was approved on an advisory basis and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following seven persons as directors of the Company, each to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Joyce DeLucca	147,129,640	0	1,976,232	7,192,620
Scott A. Estes	146,558,425	0	2,547,447	7,192,620
Peter M. Mavoides	148,235,558	0	870,314	7,192,620
Lawrence J. Minich	145,905,928	0	3,199,944	7,192,620
Heather L. Neary	145,974,550	0	3,131,322	7,192,620
Steven D. Sautel	143,630,700	0	5,475,172	7,192,620
Janaki Sivanesan	145,894,801	0	3,211,071	7,192,620

2.    At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,899,629	7,021,742	184,501	7,192,620

3.    At the Annual Meeting, the stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,874,806	4,353,400	70,286	0

9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025	ESSENTIAL PROPERTIES REALTY TRUST, INC.

	By:	/s/ Mark E. Patten
Mark E. Patten
Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary